NOTE: This 8-K form is identical to the document filed on February 28, 2007 (SEC Accession No. 0000882377-07-000571).

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2007

Soundview Home Loan Trust 2007-1
(Exact name of issuing entity as specified in its charter)

Financial Asset Securities Corp.
(Exact name of depositor as specified in its charter)

Greenwich Capital Financial Products, Inc.
(Exact name of sponsor as specified in its charter)

Delaware	333-130961-38	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Steamboat Road Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits
	5.1	Opinion of Thacher Proffitt & Wood LLP dated February 28, 2007, relating to Soundview Home Loan Trust 2007-1, Series 2007-1
	8.1	Opinion of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1)
	23.1	Consent of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 28, 2007

FINANCIAL ASSET SECURITIES CORP.

By:	/s/ Ara Balabanian
Name:	Ara Balabanian
Title:	Vice President